UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 784-7777

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On November 17, 2006, Pinnacle Entertainment, Inc. (“Pinnacle”) and Lehman Commercial Paper Inc., as Administrative Agent, entered into a Third Amendment (the “Third Amendment”), dated as of November 17, 2006, to its Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended), among Pinnacle, the Lenders referred to therein, Lehman Brothers Inc., and Bear, Stearns & Co. Inc., as Joint Advisors, Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, N.A., as Lead Arranger, Societe Generale, Deutsche Bank Securities Inc., and Wells Fargo Bank, N.A., as Joint Documentation Agents, Bear Stearns Corporate Lending Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent (the “Credit Agreement”).

The Third Amendment was entered into in connection with Pinnacle’s previously-announced Sands/Traymore Acquisition, which closed on November 17, 2006 (see below). The Third Amendment, which became effective upon the closing of the Sands/Traymore Acquisition, increases the overall facility in the aggregate amount of $250 million, of which $175 million is in the form of an incremental revolving credit facility, increasing the Lenders’ total revolving credit commitment to $625 million. The remaining $75 million is in the form of an incremental term loan, increasing the total term loan facility to $375 million. Financial institutions or other entities who signed new lender supplements in a form substantially similar to Exhibit B-2 of the Credit Agreement will participate in the incremental facilities. Concurrently with the Third Amendment becoming effective, the Second Amendment (which was filed with Pinnacle’s Current Report on Form 8-K on October 17, 2006) also became effective.

The Third Amendment does not change the other terms, including payment and interest terms, of the Credit Agreement, which was filed with Pinnacle’s Current Report on Form 8-K on December 20, 2005 and the Second Amendment to the Credit Agreement, which was filed with Pinnacle’s Current Report on Form 8-K on October 17, 2006.

From time to time, Lehman Brothers Inc. and Bear Stearns & Co. Inc. or their affiliates have provided investment banking (including underwriting), general financing and advisory services to the Company and its affiliates in the past and may do so in the future. In addition, Deutsche Bank Securities, Inc., Wells Fargo Bank and Societe Generale or their affiliates have provided investment banking (including underwriting) services to the Company and its affiliates in the past and may do so in the future. Such parties received, and expect to receive, customary fees and commissions for these services.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is attached as Exhibit 10.3 hereto, and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 17, 2006, Pinnacle completed the acquisition of ACE Gaming LLC, a New Jersey limited liability company (“ACE Lo”), the entity that owns The Sands Hotel and Casino in Atlantic City, New Jersey, and the equity interests in AREP Boardwalk Properties LLC, a Delaware limited liability company (“Boardwalk”), PSW Properties LLC, a Delaware limited liability company (“MLK I”), AREH MLK LLC, a Delaware limited liability company (“MLK II”) and MITRE Associates LLC, a Delaware limited liability company (“MLK III”), the entities that own certain parcels adjacent to or near the Sands, including real property known as the Traymore site, for a total of approximately $275 million in cash (the “Sands/Traymore Acquisition”), pursuant to the Acquisition Agreement (the “Acquisition Agreement”) dated as of September 3, 2006, by and among Pinnacle, ACE Hi (as defined below), ACE Lo, AREH, Boardwalk, MLK I, MLK II and MLK III. Approximately $65 million of this purchase price was paid to American Real Estate Holdings Limited Partnership (“AREH”) for the Traymore site, approximately $9 million to AREH for entities that own certain other real estate parcels, and the remaining approximately $201 million paid to Atlantic Coast Entertainment Holdings, Inc. (“ACE Hi”) representing the purchase price for ACE Lo. A portion of the funds used in the acquisition were borrowed by Pinnacle under its Credit Agreement as described below. The land being acquired by Pinnacle comprises approximately 18 contiguous acres in Atlantic City, with extensive frontage along the Boardwalk, Pacific Avenue and Brighton Park. In accordance with the Acquisition Agreement, on November 11, 2006, ACE Lo closed the hotel-casino prior to the closing of the acquisition. The above description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

There is no material relationship, other than with respect to the transaction, between ACE Hi or AREH and Pinnacle or any of its affiliates, or any director or officer of Pinnacle or any associate of any such director or officer.

Reference is made to Item 9.01 below for the financial information which may be required in connection with this acquisition.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 16, 2006, Pinnacle borrowed $60 million of the then-existing revolving credit commitment under the Credit Agreement, a portion of which was used for the Sands/Traymore Acquisition. On November 17, 2006, following the effectiveness of the Third Amendment, Pinnacle borrowed $60 million under the newly-expanded revolving credit facility in order to refinance the amount borrowed on November 16, 2006. The $60 million borrowed on November 17, 2006 was borrowed at the Base Rate and bore interest at 8.25% per annum until November 21, 2006 when it converted to the LIBOR Rate plus a 1.50% spread, which is the current applicable spread under the revolving credit facility.

On November 17, 2006, Pinnacle also borrowed $75 million under its newly-expanded term loan facility under the Credit Agreement. This amount was borrowed at the LIBOR Rate plus a 2.00% spread, which is the current applicable spread for the term loan. The proceeds of the term loan facility may be used for general corporate purposes, including the payment of certain expenditures associated with the Sands/Traymore Acquisition and subsequent redevelopment, construction and development of Lumiere Place and River City in downtown St. Louis and St. Louis County, respectively, development and construction of Pinnacle’s Sugarcane Bay project and any other development project.

For a summary of the material terms of the Company’s Credit Agreement (including payment and acceleration provisions), which are hereby incorporated into this Item 2.03 by reference, see Pinnacle’s Current Report on Form 8-K filed on December 20, 2005 and Pinnacle’s Current Report on Form 8-K filed on October 17, 2006.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 9.01.	Financial Statements and Exhibits

(a),(b) Financial Statements of Businesses Acquired; Pro Forma Financial Information

Pursuant to Item 9.01(a)(4) and 9.01(b)(2) of Form 8-K, Pinnacle shall file any financial statements and/or pro forma financial information required to be filed in connection with the acquisition reported in Item 2.01 above by amendment not later than 71 calendar days after the date that this report on Form 8-K must be filed with respect to such Item 2.01.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 2.1	Acquisition Agreement dated as of September 3, 2006 by and among Pinnacle, ACE Hi, ACE Lo, AREH, Boardwalk, MLK I, MLK II and MLK III is hereby incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 8, 2006. (SEC File No. 001-13641).

Exhibit 10.1	Second Amended and Restated Credit Agreement, dated as of December 14, 2005, among Pinnacle Entertainment, Inc., the Lenders referred to therein, Lehman Brothers Inc., and Bear, Stearns & Co. Inc., as Joint Advisors, Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, N.A., as Lead Arranger, Societe Generale, Deutsche Bank Securities Inc., and Wells Fargo Bank, N.A., as Joint Documentation Agents, Bear Stearns Corporate Lending Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent is hereby incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 20, 2005. (SEC File No. 001-13641).

Exhibit 10.2	Second Amendment, dated as of October 11, 2006, to the Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended by that First Amendment to the Second Amended and Restated Credit Agreement, dated December 22, 2005), among the Company, the Lenders referred to therein, Lehman Brothers Inc., and Bear, Stearns & Co. Inc., as Joint Advisors, Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, N.A., as Lead Arranger, Societe Generale, Deutsche Bank Securities Inc., and Wells Fargo Bank, N.A., as Joint Documentation Agents, Bear Stearns Corporate Lending Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent is hereby incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 17, 2006. (SEC File No. 001-13641).

Exhibit 10.3	Third Amendment, dated as of November 17, 2006, to the Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended by that First Amendment to the Second Amended and Restated Credit Agreement, dated December 22, 2005 and that Second Amendment to the Second Amended and Restated Credit Agreement, dated as of October 11, 2006), among the Company, the Lenders referred to therein, Lehman Brothers Inc., and Bear, Stearns & Co. Inc., as Joint Advisors, Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, N.A., as Lead Arranger, Societe Generale, Deutsche Bank Securities Inc., and Wells Fargo Bank, N.A., as Joint Documentation Agents, Bear Stearns Corporate Lending Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: November 22, 2006	By:	/s/ Stephen H. Capp
Stephen H. Capp
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 2.1	Acquisition Agreement dated as of September 3, 2006 by and among Pinnacle, ACE Hi, ACE Lo, AREH, Boardwalk, MLK I, MLK II and MLK III is hereby incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 8, 2006. (SEC File No. 001-13641).

Exhibit 10.1	Second Amended and Restated Credit Agreement, dated as of December 14, 2005, among Pinnacle Entertainment, Inc., the Lenders referred to therein, Lehman Brothers Inc., and Bear, Stearns & Co. Inc., as Joint Advisors, Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, N.A., as Lead Arranger, Societe Generale, Deutsche Bank Securities Inc., and Wells Fargo Bank, N.A., as Joint Documentation Agents, Bear Stearns Corporate Lending Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent is hereby incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 20, 2005. (SEC File No. 001-13641).

Exhibit 10.2	Second Amendment, dated as of October 11, 2006, to the Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended by that First Amendment to the Second Amended and Restated Credit Agreement, dated December 22, 2005), among the Company, the Lenders referred to therein, Lehman Brothers Inc., and Bear, Stearns & Co. Inc., as Joint Advisors, Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, N.A., as Lead Arranger, Societe Generale, Deutsche Bank Securities Inc., and Wells Fargo Bank, N.A., as Joint Documentation Agents, Bear Stearns Corporate Lending Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent is hereby incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 17, 2006. (SEC File No. 001-13641).

Exhibit 10.3	Third Amendment, dated as of November 17, 2006, to the Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended by that First Amendment to the Second Amended and Restated Credit Agreement, dated December 22, 2005 and that Second Amendment to the Second Amended and Restated Credit Agreement, dated as of October 11, 2006), among the Company, the Lenders referred to therein, Lehman Brothers Inc., and Bear, Stearns & Co. Inc., as Joint Advisors, Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, N.A., as Lead Arranger, Societe Generale, Deutsche Bank Securities Inc., and Wells Fargo Bank, N.A., as Joint Documentation Agents, Bear Stearns Corporate Lending Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent.